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                                                                 EXHIBIT (z)(1)

Item 27(a)
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                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Tax Managed Equity Growth Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund
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                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Equity Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Value Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund



* Funds that have not commenced investment operations.
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CALIFORNIA INSURED MUNICIPALS INCOME TRUST                   SERIES 204
FLORIDA INSURED MUNICIPALS INCOME TRUST                      SERIES 140
GEORGIA INSURED MUNICIPALS INCOME TRUST                      SERIES 92
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OHIO INSURED MUNICIPALS INCOME TRUST                         SERIES 121
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INSURED MUNICIPAL LADDERED TRUST                             SERIES 3
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GNMA INCOME PORTFOLIO                                        SERIES 1
INVESTMENT GRADE TRUST                                       SERIES 13
VK INSURED INCOME TRUST                                      SERIES 104
BIRINYI EQUITY SELECT TRUST                                  SERIES 6
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                      SERIES 9
MORGAN STANLEY CONSUMER INDEX PORTFOLIO                      SERIES 9
DOW 30 INDEX TRUST                                           SERIES 16
VK STRATEGIC 10 U.S. TRADITIONAL SERIES                      JANUARY 2003 SERIES
EAFE STRATEGIC 20 TRUST                                      SERIES 31
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ENERGY PORTFOLIO                                             SERIES 6
FINANCIAL INSTITUTIONS TRUST                                 SERIES 17
SELECT 5 INDUSTRIAL PORTFOLIO                                SERIES 32
FOCUS VALUE PORTFOLIO                                        SERIES 7
VK GREAT INTERNATIONAL FIRMS TRUST                           SERIES 22
VK HEALTHCARE AND PHARMACEUTICAL TRUST                       SERIES 22
VK INTERNET TRUST                                            SERIES 35
STRATEGIC GROWTH LARGE CAP PORTFOLIO                         SERIES 31
VK LIFE PORTFOLIOS BIOTECHNOLOGY & PHARMACEUTICAL SERIES     SERIES 1
VK LIFE PORTFOLIOS INTERNET SERIES                           SERIES 1
VK LIFE PORTFOLIOS MS HIGH TECHNOLOGY 35 INDEX SERIES        SERIES 1
VK LIFE PORTFOLIOS MS US MULTINATIONAL 50 INDEX SERIES       SERIES 1
VK LIFE PORTFOLIOS BANDWIDTH & TELECOMMUNICATIONS SERIES     SERIES 1
MORGAN STANLEY HI-TECH 35 INDEX TRUST                        SERIES 28
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO               SERIES 14
ROARING 2000S TRUST                                          SERIES 20
STRATEGIC SMALL CAP PORTFOLIO                                SERIES 31
S AND P SELECT CORE 20 PORTFOLIO                             SERIES 32
SELECT 10 INDUSTRIAL PORTFOLIO                               SERIES 32
SELECT S AND P INDUSTRIAL PORTFOLIO                          SERIES 32
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                    SERIES 32
VK TELECOMMUNICATIONS TRUST                                  SERIES 22
VK UTILITY TRUST                                             SERIES 12
COHEN AND STEERS REIT INCOME PORTFOLIO                       SERIES 6
SELECT GROWTH TRUST                                          JANUARY 2003 SERIES